EXHIBIT 99.1

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN

NOTICE OF PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD

Unless otherwise defined herein, the terms defined in the KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”) will have the same meanings in this Notice of Performance-Based Restricted Stock Unit Award and the electronic representation of this Notice of Performance-Based Restricted Stock Unit Award established and maintained by the Company or a third party designated by the Company (this “Notice”) and the attached Agreement (as defined below).

You (“Participant”) have been granted an award (the “Award”) of Performance-Based Restricted Stock Units (“PSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice, the performance and vesting terms set forth in Appendix A attached hereto (“Appendix A”) and the Performance-Based Performance-Based Restricted Stock Unit Award Agreement (the “Agreement”) attached hereto as Appendix B (“Appendix B”), including any applicable country-specific provisions in the appendix attached hereto (the “Appendix C”).  This Notice, Appendix A and Appendix C, as applicable, constitute part of the Agreement.

Participant Number of PSUs: Date of Grant: Grant Number:

Performance Period:As set forth in Appendix A Performance Metrics:As set forth in Appendix A Vesting Schedule:As set forth in Appendix A

Expiration Date:

The earlier to occur of: (a) the date on which this Award is settled in full, (b) the date following the conclusion of the Performance Period if it has been determined that the Performance Metrics have not been achieved and (c) the tenth anniversary of the Date of Grant. This PSU expires earlier if Participant’s Service terminates earlier, as described in the Agreement.

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant acknowledges and agrees to the following:

Participant understands that Participant’s employment or consulting relationship or Service with the Company or a Parent or Subsidiary or Affiliate is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), except where otherwise prohibited by applicable law and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the PSUs pursuant to this Notice is subject to both the achievement of the Performance Metrics and Participant’s continuing Service as an Employee, Director or Consultant. Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s service status changes between full- and part-time status in accordance with Company policies relating to work schedules and vesting of awards. Participant also understands that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference.  Participant has read both the Agreement and the Plan. By accepting the PSUs, Participant consents to electronic delivery as set forth  in the Agreement.

PARTICIPANTKALVISTA PHARMACEUTICALS, INC.

Signature: By: Print Name: Its:

Attachments:

Appendix A: Performance and Vesting Metrics

Appendix B: performance-Based Restricted Stock Unit Award Agreement Appendix C: Country-Specific Provisions for Employees Outside the U.S.

APPENDIX A PERFORMANCE AND VESTING METRICS

[Applicable performance and vesting metrics to be inserted.]

APPENDIX B

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Performance-Based Restricted Stock Unit Award Agreement (this “Agreement”).

Participant has been granted an award (the “Award”) of Performance-Based Restricted Stock Units (“PSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Performance- Based Restricted Stock Unit Award (the “Notice”), the performance-based terms and conditions set forth in Appendix A (“Appendix A”) and this Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Country Appendix”). The Notice, Appendix A and Appendix C constitute part of this Agreement.

1.Settlement. Settlement of PSUs will be made within 60 days following the applicable date of vesting pursuant to the terms set forth in Appendix A. Settlement of PSUs will be in Shares.  No  fractional PSUs or rights for fractional Shares shall be created pursuant to this Agreement.

2.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of Vested PSUs, Participant will have no ownership of the Shares allocated to the PSUs and will have no rights to dividends or to vote such Shares.

3.Dividend Equivalents. Dividends, if any (whether in cash or Shares), will not be credited to Participant.

4.Non-Transferability of PSUs. The PSUs and any interest therein will not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case- by-case basis.

5.Termination. If Participant’s Service terminates for any reason, all unvested PSUs will be forfeited to the Company forthwith, and all rights of Participant to such PSUs will immediately terminate without payment of any consideration to Participant. Participant’s Service will be considered terminated as of the date Participant is no longer providing services (regardless of the reason for such termination  and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) and will not, subject to the laws applicable to Participant’s Award, be extended by any notice period mandated under local  laws (e.g., Service would not include a period of “garden leave” or similar period). Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full- and part-time status and/or in the event Participant is on an approved leave of absence in accordance with Company policies relating to work schedules and vesting of awards or as determined by the Committee. Participant acknowledges that the vesting of the Shares pursuant to this Notice and Agreement is earned only by continued Service. In case of any dispute as to whether termination of Service has occurred, the Committee will have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination (including whether Participant may still be considered to be providing services while on an approved leave of absence).

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6.Withholding Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items  related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting or settlement of the PSUs and the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends;   and

(2)do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may  be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i)	withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or

(ii)

withholding from proceeds of the sale of Shares acquired upon settlement of the PSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or

(iii)	withholding in Shares to be issued upon settlement of the PSUs, provided the Company only withholds the amount of Shares necessary to satisfy not more than the maximum statutory withholding amounts;

(iv)	Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or

(v)	any other arrangement approved by the Committee;

all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(v) above, and the Committee shall establish the method prior to the Tax-Related Items withholding event. Depending on the withholding method, the Company may  withhold or account for Tax-Related Items by considering applicable statutory withholding amounts, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount, if applicable, in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested PSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair

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Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the Tax-Related Items withholding.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

7.Nature of Grant. By accepting the PSUs, Participant acknowledges, understands and agrees  that:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it  may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)the grant of the PSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of PSUs, even if PSUs have been granted  in the past;

(c)all decisions with respect to future PSU or other grants, if any, will be at the sole discretion of the Company;

(d)the PSU grant and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming an employment or services contract with the Company, the Employer or any Parent or Subsidiary or Affiliate;

(e)	Participant is voluntarily participating in the Plan;

(f)the PSUs and the Shares subject to the PSUs are not intended to replace any pension rights or compensation;

(g)the PSUs and the Shares subject to the PSUs, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(i)no claim or entitlement to compensation or damages will arise from forfeiture of the PSUs resulting from Participant’s termination of Service, and in consideration of the grant of the PSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, or any Parent or Subsidiary or Affiliate or the Employer, waives his or her ability,  if any, to bring any such claim, and releases the Company, any Parent or Subsidiary or Affiliate and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(a)

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(j)unless otherwise provided in the Plan or by the Company in its discretion, the PSUs and the benefits evidenced by this Agreement do not create any entitlement to have the PSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and

(k)	the following provisions apply only if Participant is providing services outside the United

States:

(i)	the PSUs and the Shares subject to the PSUs are not part of normal or expected compensation or salary for any purpose;

(ii)

Participant acknowledges and agrees that neither the Company, the Employer nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the PSUs or of any amounts due to Participant pursuant to the settlement of the PSUs or the subsequent sale of any Shares acquired upon settlement.

8.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other PSU grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to the stock plan service provider as may be designated by the Company from time to time, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than  Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, the stock plan service provider as may be designated by the Company from time to time, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form,  for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer

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and manage Participant’s participation in the Plan. Participant understands if he or she resides  outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant PSUs or other equity awards or administer  or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

10.Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

11.Appendix. Notwithstanding any provisions in this Agreement, the PSU grant will be subject to any special terms and conditions set forth in Appendix C for Participant’s country. Moreover, if Participant relocates to one of the countries included in Appendix C, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix C constitutes part of this Agreement.

12.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the PSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative  reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

13.Acknowledgement. The Company and Participant agree that the PSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the PSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

14.Entire Agreement; Enforcement of Rights. This Agreement, the Plan, the Notice and any Appendix constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.

15.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Common Stock with any state, federal or foreign securities commission or to seek approval or   clearance

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from any governmental authority for the issuance or sale of the Shares.  Further, Participant agrees that  the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.

16.Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision will be excluded from this Agreement, (b) the balance of this Agreement will be interpreted as  if such provision were so excluded and (c) the balance of this Agreement will be enforceable in accordance with its terms.

17.Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the District of New Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees  that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

18.No Rights as Employee, Director or Consultant. Nothing in this Agreement will affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary or Affiliate of the Company, to terminate Participant’s Service, for any reason, with or without Cause.

19.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and the Company agree that the PSUs are granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety,  has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company  upon any change in Participant’s residence address. By acceptance of the PSUs, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the  Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the PSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e- mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at   no

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cost if Participant contacts the Company by telephone, through a postal service or electronic mail to Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery if local laws prohibit such consent.

20.Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to acquire or sell the Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are  separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to Participant’s personal advisor on this matter.

21.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral.  To the extent any payment under this  Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

22.Award Subject to Company Clawback or Recoupment. The PSUs shall be subject to  clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to executive officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancellation of Participant’s PSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s PSUs.

BY ACCEPTING THIS AWARD OF PSUS, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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APPENDIX C

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the PSUs granted to Participant under the Plan if Participant resides and/or works in one of the countries below. This Appendix forms part of  the Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Agreement or the Plan, as applicable.

If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Notifications

This Appendix also includes information relating to exchange control and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of February 2017, if applicable. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant vests in the PSUs or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to Participant’s particular situation,  and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.

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UNITED STATES

There are no country-specific provisions.

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KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN NOTICE OF RESTRICTED STOCK UNIT AWARD

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”) will have the same meanings in this Notice of Restricted Stock Unit Award and the electronic representation of this Notice of Restricted Stock Unit Award established and maintained by the Company or a third party designated by the Company (this “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Restricted Stock Unit Award Agreement (hereinafter the “Agreement”), including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of this Agreement.

Number of RSUs:

Date of Grant:

Vesting Commencement Date:

Expiration Date:The earlier to occur of: (a) the date on which settlement of all RSUs granted hereunder occurs and (b) the tenth anniversary of the Date of Grant. This RSU expires earlier if Participant’s Service terminates earlier, as described in the Agreement.

Vesting Schedule:Subject  to  the  limitations  set  forth  in  this  Notice,  the  Plan  and       the

Agreement, the RSUs will vest in accordance with the following schedule: [insert applicable vesting schedule]

By accepting (whether in writing, electronically or otherwise) the RSUs, Participant acknowledges and agrees to the following:

Participant understands that Participant’s employment or consulting relationship or Service with the Company or a Parent or Subsidiary or Affiliate is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), except where otherwise prohibited by applicable law and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant. Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s service status changes between full- and part-time  status in accordance with Company policies relating to work schedules and vesting of awards. Participant also  understands that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan. By accepting the RSUs, Participant consents to electronic delivery as set forth in the Agreement.

PARTICIPANTKALVISTA PHARMACEUTICALS, INC.

Signature:	By:
Print Name:	Its:

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Award Agreement (this “Agreement”).

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions  and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of this Agreement.

1.Settlement. Settlement of RSUs will be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice. Settlement of RSUs will be in Shares. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Agreement.

2.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant will have no ownership of the Shares allocated to the RSUs and will have no rights to dividends or to vote such Shares.

3.Dividend Equivalents. Dividends, if any (whether in cash or Shares), will not be credited to Participant.

4.Non-Transferability of RSUs. The RSUs and any interest therein will not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case- by-case basis.

5.Termination. If Participant’s Service terminates for any reason, all unvested RSUs will be forfeited to the Company forthwith, and all rights of Participant to such RSUs will immediately terminate without payment of any consideration to Participant. Participant’s Service will be considered terminated as of the date Participant is no longer providing services (regardless of the reason for such termination  and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) and will not, subject to the laws applicable to Participant’s Award, be extended by any notice period mandated under local  laws (e.g., Service would not include a period of “garden leave” or similar period). Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full- and part-time status and/or in the event Participant is on an approved leave of absence in accordance with Company policies relating to work schedules and vesting of awards or as determined by the Committee. Participant acknowledges that the vesting of the Shares pursuant to this Notice and Agreement is earned only by continued Service. In case of any dispute as to whether termination of Service has occurred, the Committee will have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination (including whether Participant may still be considered to be providing services while on an approved leave of absence).

6.Withholding Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items  related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by   the

1.

Company or the Employer. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs  and the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may  be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i)	withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or

(ii)

withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or

(iii)	withholding in Shares to be issued upon settlement of the RSUs, provided the Company only withholds the amount of Shares necessary to satisfy the applicable statutory withholding amounts;

(iv)	Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or

(v)	any other arrangement approved by the Committee;

all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(v) above, and the Committee shall establish the method prior to the Tax-Related Items withholding event. Depending on the withholding method, the Company may  withhold or account for Tax-Related Items by considering applicable statutory withholding amounts, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax- Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the Tax-Related Items withholding.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described.        The

1

Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

7.Nature of Grant. By accepting the RSUs, Participant acknowledges, understands and agrees that:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it  may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;

(c)all decisions with respect to future RSU or other grants, if any, will be at the sole discretion of the Company;

(d)the RSU grant and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming an employment or services contract with the Company, the Employer or any Parent or Subsidiary or Affiliate;

(e)	Participant is voluntarily participating in the Plan;

(f)the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation;

(g)the RSUs and the Shares subject to the RSUs, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(i)no claim or entitlement to compensation or damages will arise from forfeiture of the RSUs resulting from Participant’s termination of Service, and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, or any Parent or Subsidiary or Affiliate or the Employer, waives his or her ability,  if any, to bring any such claim, and releases the Company, any Parent or Subsidiary or Affiliate and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(j)unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and

(k)	the following provisions apply only if Participant is providing services outside the United

States:

2

(i)	the RSUs and the Shares subject to the RSUs are not part of normal or expected compensation or salary for any purpose;

(ii)

Participant acknowledges and agrees that neither the Company, the Employer nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant  to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.

8.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other RSU grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to the stock plan service provider as may be designated by the Company from time to time, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than  Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, the stock plan service provider as may be designated by the Company from time to time, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form,  for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides  outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the

3

Company would not be able to grant Participant RSUs or other equity awards or administer  or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

10.Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

11.Appendix. Notwithstanding any provisions in this Agreement, the RSU grant will be subject to any special terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.   The Appendix constitutes part of this Agreement.

12.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative  reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

13.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the RSUs subject to all of the  terms  and conditions set forth herein and those set forth in the Plan and the Notice.

14.Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.

15.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Common Stock with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares.  Further, Participant agrees that  the Company shall have unilateral authority to amend the Plan and this RSU Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this RSU Agreement shall be endorsed with appropriate legends, if any, determined by the Company.

16.Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties

1.

4

cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision will be excluded from this Agreement, (b) the balance of this Agreement will be interpreted as  if such provision were so excluded and (c) the balance of this Agreement will be enforceable in accordance with its terms.

17.Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the District of New Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees  that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

18.No Rights as Employee, Director or Consultant. Nothing in this Agreement will affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary or Affiliate of the Company, to terminate Participant’s Service, for any reason, with or without Cause.

19.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety,  has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company  upon any change in Participant’s residence address. By acceptance of the RSUs, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the  Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e- mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail

1.

5

through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery if local laws prohibit such consent.

20.Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to acquire or sell the Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country). Any restrictions  under these laws or regulations are  separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to Participant’s personal advisor on this matter.

21.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

22.Award Subject to Company Clawback or Recoupment. The RSUs shall be subject to  clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to executive officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs.

BY ACCEPTING THIS AWARD OF RSUS, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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APPENDIX

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the RSUs granted to Participant  under the Plan if Participant resides and/or works in one of the countries below. This Appendix forms  part of the Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Agreement or the Plan, as applicable.

If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Notifications

This Appendix also includes information relating to exchange control and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of February 2017, if applicable. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant vests in the RSUs or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to Participant’s particular situation,  and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.

7

UNITED STATES

There are no country-specific provisions.

8

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN NOTICE OF RESTRICTED STOCK AWARD

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the KalVista Pharmaceuticals, Inc. (the “Company”) 2017 Equity Incentive Plan (the “Plan”) will have the same meanings in this Notice of Restricted Stock Award and the electronic representation of this Notice of Restricted Stock Award established and maintained by the Company or a third party designated by the Company (this “Notice”).

Name:

Address:

You (“Participant”) have been granted an the opportunity to purchase Shares of Common Stock of the Company that are subject to restrictions (the “Restricted Shares”) and the terms and conditions of the Plan, this Notice and the attached Restricted Stock Purchase Agreement (the “Restricted Stock Purchase Agreement”), including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”) which constitutes part of the Restricted Stock Purchase Agreement.

Total Number of Restricted Shares Awarded:

Fair Market Value per Restricted Share:$

Total Fair Market Value of Award:$

Purchase Price per Restricted Share:$ Total Purchase Price for all Restricted Shares:  $ Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Subject  to  the  limitations  set  forth  in  this  Notice,  the  Plan and the Restricted Stock Purchase Agreement, the Restricted Shares will vest and the right of repurchase will lapse, in whole or in part, in accordance with the following schedule: [insert applicable vesting schedule]

By accepting (whether in writing, electronically or otherwise) the opportunity to purchase the Restricted Shares, Participant acknowledges and agrees to the following:

Participant understands that Participant’s employment or consulting relationship or service with the Company or a Parent or Subsidiary is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Restricted Stock Purchase Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the Restricted Shares pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant. Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full and part-time status and/or in the event Participant is on an approved leave of absence in accordance with Company policies relating to work schedules and vesting of awards or as determined by the Committee. Participant also understands that this Notice is subject to the terms and conditions of both the Restricted Stock Purchase Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Restricted Stock Purchase Agreement and the Plan. By acceptance of this opportunity to purchase the Restricted Shares, Participant consents to the electronic delivery of the Notice, the Restricted Stock Purchase Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Shares. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e- mail or such other delivery determined at the Company’s discretion. If the Restricted Stock Purchase Agreement is not  executed by Participant within thirty (30) days of the Date of Grant above, then this grant will be void.

PARTICIPANTKALVISTA PHARMACEUTICALS, INC.

Signature: By: Printed Name: Its:

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made by and between KalVista Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Participant pursuant to the Company’s 2017 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan will have the same meanings in this Agreement.

1.Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award (the “Notice”)  at the purchase price per Share set forth in the Notice. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.

2.Time and Place of Purchase. The purchase and sale of the Shares under this Agreement will occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant will agree (the “Purchase Date”). On the Purchase Date (or as soon as reasonably practicable thereafter), the Company will issue a stock certificate registered in Participant’s name, or uncertificated shares designated for the Participant in book entry form on the records of the Company’s transfer agent, representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Participant, (c) Participant’s personal services that the Committee has determined have already been rendered to the Company and have a value not less than aggregate par value of the Shares to be issued Participant, or (d) a combination of the foregoing.

3.Restrictions on Resale. By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or the Company or underwriter trading policies prohibit exercise or sale.

3.1	Repurchase Right on Termination.For the purposes of this Agreement, a “Repurchase Event” will mean an occurrence of one of the following:

(i)termination of Participant’s service, whether voluntary or involuntary and with or without cause;

(ii)	resignation, retirement or death of Participant; or

(iii)any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company will have the right (but not an obligation) to purchase the Unvested Shares (as defined below) of Participant at a price equal to the Purchase Price per Share (the “Repurchase Right”). The Repurchase Right will lapse in accordance with the vesting schedule set forth in the Notice. For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.

3.2

Termination of Service. Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full and part-time status and/or in the event Participant is on an approved leave of absence in accordance with Company policies relating to work schedules and vesting of awards or as determined by the Committee. Participant acknowledges that the vesting of the Shares pursuant to this Notice and Agreement is earned

1.1

only by continued Service. In case of any dispute as to whether termination of Service has occurred, the Committee will have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination (including whether Participant may still be considered to be providing services while on an approved leave of absence).

3.3

Exercise of Repurchase Right. Unless the Company provides written notice to Participant within 90 days from the date of termination of Participant’s service to the Company that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right will be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Participant is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of termination of Participant’s Service. The Company, at its choice, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by (i) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, (ii) in the event Participant is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased (if and to the extent permitted by applicable law), (iii) in the event Participant purchased Unvested Shares pursuant to Section 2(c), at the time of termination of Participant’s Service, Participant will forfeit all of Participant’s Unvested Shares or (iv) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal  to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness will  be deemed automatically to occur as of the 90th day following termination of Participant’s employment  or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company will become the legal and beneficial owner of the Unvested Shares being repurchased and will have all rights and interest therein or related thereto, and the Company will have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Participant.

3.4

Acceptance of Restrictions. Acceptance of the Shares will constitute  Participant’s agreement to such restrictions and the legending of his or her certificates or the notation in the Company’s direct registration system for stock issuance and transfer of such restrictions and accompanying legends set forth in Section 4.1 with respect thereto. Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she will be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

3.5

Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee will be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised  by  the Company, the Company may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by the Company, and payment of the purchase price by the Company to such

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transferee will be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Participant for such Shares or interest.

3.6	Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

4.	Restrictive Legends and Stop Transfer Orders.

4.1

Legends. The certificate or certificates or book entry or book  entries  representing the Shares will bear or be noted by the Company’s transfer agent with the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN  AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2

Stop-Transfer Notices. Participant agrees that, in order to ensure compliance  with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3

Refusal to Transfer. The Company will not be required (i) to transfer on its  books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares will have been so transferred.

5.No Rights as Employee, Director or Consultant. Nothing in this Agreement will affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause.

6.Section 83(b) Election. Participant hereby acknowledges that he or she has been  informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the  Shares,  electing  pursuant  to  Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the  Shares and their Fair Market Value on the date of purchase (the “Election”). Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Right lapses. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

7.	Miscellaneous.

7.1

Acknowledgement. The Company and Participant agree that the Restricted Shares are granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and

(iii)hereby accepts the Restricted Shares subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

(i)

7.2

Notices. Any notice to be given under the terms of the Plan will be addressed to the Company in care of its principal office, and any notice to be given to the Participant will be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

7.3

U.S. Tax Consequences. Unless an Election (defined above) is made,  upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by the Company  when required by applicable law. In the absence of an Election (defined below), the Company will withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the applicable amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.

7.4

Withholding Taxes and Stock Withholding. Regardless of any action the Company or Participant’s actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by Participant is and remains Participant’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Shares received under this award, including the award or vesting of such Shares, the subsequent sale of Shares under this award and the receipt of any dividends; and (2) do not commit to structure the terms of the award or any aspect of the Restricted Shares to reduce or eliminate Participant’s liability for Tax-Related Items. Participant acknowledges that if Participant is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

The Company will only recognize Participant as a record holder of Shares if Participant has paid or made adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be released from the  Repurchase Right when they vest, provided that the Company only withholds the amount of Shares necessary to satisfy the applicable statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf and Participant hereby authorizes such sales by this authorization), (c) Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer), or (d) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (a)-(d) above, and the Committee shall establish the method prior to the Tax-Related Items withholding event. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described. Finally, Participant acknowledges that the Company has no obligation to deliver Shares to Participant until Participant has satisfied the obligations in connection with the Tax-Related Items as described in this Section.

7.5

Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and the Company agree that this opportunity to purchase Restricted Shares is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan,  the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address. By acceptance of this opportunity to purchase Restricted Shares, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission,

U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Shares and current or future participation in the Plan. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents  are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company  of such revised or revoked consent by telephone, postal service or electronic mail through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery if local laws prohibit such consent.

7.6	Counterparts. This Agreement may be executed in two or more counterparts, each of which will he deemed an original and all of which together will constitute one instrument.

7.7	Nature of Grant. By accepting this Restricted Stock Award, Participant acknowledges, understands and agrees that:

(i)the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(ii)the grant of the Restricted Stock Award is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of Restricted Stock Awards, even if Restricted Stock Award s have been granted in the past;

(iii)all decisions with respect to future Restricted Stock Awards or other grants, if any, will be at the sole discretion of the Company;

(iv)the Restricted Stock Award and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any Parent or Subsidiary or Affiliate;

(v)	Participant is voluntarily participating in the Plan;
(i)

(vi)the Restricted Stock Award and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(vii)the Restricted Stock Award and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(viii)	the future value of the Shares is unknown, indeterminable, and cannot be predicted with certainty;

(ix)	if the underlying Shares do not increase in value, the Restricted Stock

Award Option will not increase in value, or may become worthless;

(x)	the value of such Shares may increase or decrease in value, even below the Purchase Price;

(xi)	no claim or entitlement to compensation or damages will arise from forfeiture of the Shares resulting from Participant ceasing to provide employment or other services to the Company or the Employer (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the Restricted Stock Award to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or Affiliate or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary or Affiliate and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(xii)unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Award or any such benefits transferred to, or assumed by,  another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(xiii)the following provisions apply only if Participant is providing services outside the United States:

(1)the Restricted Stock Award and the Shares subject to the Restricted Stock Award are not part of normal or expected compensation or salary for any purpose;

(2)Participant acknowledges and agrees that neither the Company, the Employer nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Award or of any amounts due to Participant pursuant to the subsequent sale of any Shares acquired upon exercise.

7.8Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary or Affiliate of for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

1.1

Participant understands that the Company and the Employer may hold certain  personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to the stock plan service provider as may be designated by the Company from time to time or its affiliates or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, the stock plan service provider as may be designated by the Company from time to time, and its affiliates, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant options or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

7.9

Language. If Participant has received this Agreement, or any other document related to the Shares and/or the Plan translated into a language other than English and if the meaning of  the translated version is different than the English version, the English version will control.

7.10

Appendix. Notwithstanding any provisions in this Agreement, the Shares will be subject to any special terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

1.1

7.11

Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.

7.12

Compliance with Laws and Regulations. The issuance of Shares will be subject  to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

7.13

Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision will be excluded from this Agreement, (b) the balance of this Agreement will be interpreted as if such provision were so excluded and (c) the balance of this Agreement will be enforceable in accordance with its terms.

7.14

Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the District of Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

7.15

Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement will be deemed to be the product of all of the parties hereto, and no ambiguity will be construed in favor of or against any one of the parties hereto.

8.Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the Shares shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service with the Company that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s Shares (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s Shares.

BY ACCEPTING THIS RESTRICTED STOCK AWARD, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

RECEIPT

KalVista Pharmaceuticals, Inc. hereby acknowledges receipt of (check as applicable):

A check or wire transfer in the amount of $

The cancellation of indebtedness in the amount of $

Given by as consideration for the book entry in Participant’s name or Certificate No. - for shares of Common Stock of KalVista Pharmaceuticals, Inc.

Other method as permitted by the Plan and specifically approved by the Board or Committee, and described here:

Dated:

KALVISTA PHARMACEUTICALS, INC.

By:

Print Name:

Its:

RECEIPT AND CONSENT

The undersigned hereby acknowledges the book entry in his or her name or receipt of a photocopy of  Certificate No. -forshares of  Common Stock of KalVista Pharmaceuticals, Inc. (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Agreement that he or she has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name. To facilitate any transfer of Shares to the Company pursuant to the Restricted Stock Agreement, the undersigned has executed the attached Assignment Separate from Certificate.

Dated: , 20

Signature:

Print Name:

STOCK POWER AND ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of

,         , [COMPLETE AT THE TIME OF PURCHASE] (the   “Agreement”), the undersigned  hereby  sells,  assigns  and   transfers unto , shares   of  the   Common   Stock   of  KalVista   Pharmaceuticals,  Inc.,   a   Delaware   corporation (the “Company”), standing in the undersigned's name on the books of the Company represented hereby by book entry or by Certificate No(s). [COMPLETE AT THE TIME OF PURCHASE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: ,

PARTICIPANT

Signature:

Print Name:

Instructions: Please do not fill in any blanks other than the signature line.  The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Right” set forth in the Agreement without requiring additional action.

APPENDIX

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN RESTRICTED STOCK PURCHASE AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Shares granted to, or purchased by, Participant under the Plan if Participant resides and/or works in one of the countries below. This Appendix forms part of the Agreement. Any capitalized term used in this Appendix  without definition will have the meaning ascribed to it in the Notice, the Agreement or the Plan, as applicable.

If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Notifications

This Appendix also includes information relating to exchange control and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of February 2017, if applicable. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.

UNITED STATES

There are no country-specific provisions.

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN NOTICE OF GLOBAL STOCK OPTION GRANT

Unless otherwise defined herein, the terms defined in the KalVista Pharmaceuticals, Inc. (the “Company”) 2017 Equity Incentive Plan (the “Plan”) will have the same meanings in this Notice of Stock Option Grant and the electronic representation of this Notice of Global Stock Option Grant established and maintained by the Company or a third party designated by the Company (this “Notice”).

Name: Address:

You (the “Participant”) have been granted an option to purchase shares of Common Stock of the Company under the Plan subject to the terms and conditions of the Plan, this Notice and the Stock Option Award Agreement (the “Option Agreement”), including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”) which constitutes part of the Option Agreement.

Grant Number: Date of Grant:

Vesting Commencement Date: Exercise Price per Share: Total Number of Shares:

Type of Option: Non-Qualified Stock Option

Expiration Date:

Incentive Stock Option

, 20    ; This Option expires earlier if Participant’s Service terminates earlier, as described in the Option Agreement.

Vesting Schedule:[Insert applicable vesting schedule]

By accepting (whether in writing, electronically or otherwise) the Option, Participant acknowledges and agrees to the following:

Participant understands that Participant’s employment or consulting relationship or service with the Company or a Parent or Subsidiary or Affiliate is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), except where otherwise prohibited by applicable law and that nothing in this Notice, the Option Agreement or the Plan changes the nature of that relationship.

Participant acknowledges that the vesting of the Options pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant. Furthermore, the period during which Participant may exercise the Option after such termination of Service will commence on the date Participant ceases to actively provide Service and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement.

Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s service status changes between full- and part-time status in accordance with Company policies relating to work schedules and vesting of awards. Participant also understands that this Notice is subject to the terms and conditions of both the Option Agreement and the Plan, both of which are incorporated herein by reference.

Participant has read both the Option Agreement and the Plan. By accepting this Option, Participant consents to electronic delivery as set forth in the Option Agreement.

PARTICIPANTKALVISTA PHARMACEUTICALS, INC.

Signature:	By:
Print Name:	Its:

2

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN STOCK OPTION AWARD AGREEMENT

Unless otherwise defined in this Stock Option Award Agreement (this “Option Agreement”), any capitalized terms used herein will have the meaning ascribed to them in the KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”).

Participant has been granted an option to purchase Shares (the “Option”) of KalVista Pharmaceuticals, Inc. (the “Company”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (the “Notice”) and this Option Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”) which constitutes part of this Option Agreement.

1.Vesting Rights. Subject to the applicable provisions of the Plan and this Option Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice. Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full and part-time status and/or in the event Participant is on an approved leave of absence in accordance with Company policies relating to work schedules and vesting of awards or as determined by the Committee. Participant acknowledges that the vesting of the Shares pursuant to this Notice and Agreement is earned only by continued Service.

2.Grant of Option. Participant has been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share in U.S. Dollars set forth in the Notice (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.  However, if this Option is intended to be an ISO, to the extent  that it exceeds the U.S. $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option (“NSO”).

3.	Termination Period.

(a)

General Rule. If Participant’s Service terminates for any reason except death or Disability, and other than for Cause, then this Option will expire at the close of business at Company headquarters on the date three (3) months after Participant’s Termination Date (or such shorter time period not less than thirty (30) days or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO). If Participant’s Service is terminated for Cause, this Option will expire upon the date of such termination. The Company determines when Participant’s Service terminates for  all  purposes under this Option Agreement.

(b)

Death; Disability. If Participant dies before Participant’s Service terminates (or Participant dies within three months of Participant’s termination of Service other than for Cause (as defined in the Plan)), then this Option will expire at the close of business at Company headquarters on the date 12 months after the date of death (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee, subject to the expiration details in Section 6). If Participant’s Service terminates because of Participant’s Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after Participant’s Termination Date (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee, subject to the expiration details in Section 6).

(a)

(c)

No Notice. Participant is responsible for keeping track of these exercise periods following Participant’s termination of Service for any reason. The Company will not provide further notice of such periods. In no event shall this Option be exercised later than the Expiration Date set forth  in the Notice.

(d)

Termination. For purposes of this Option, Participant’s Service will be  considered terminated as of the date Participant is no longer providing Services to the Company, its  Parent or one of its Subsidiaries or Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) (the “Termination Date”). The Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of Participant’s Option (including whether Participant may still be considered to be providing services while on an approved leave of absence). Unless otherwise provided  in this Option Agreement or determined by the Company, Participant’s right to vest in this Option under the Plan, if any, will terminate as of the Termination Date and will not be extended by any notice period (e.g., Participant’s period of services would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any). Following the Termination Date, Participant may exercise the Option only as set forth in the Notice and this Section, provided that the period (if any) during which Participant may exercise the Option after the Termination Date, if any, will commence on the date Participant ceases to provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement, if any. If Participant does not exercise this Option within the termination period set forth in the Notice or the termination periods set forth above, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

4.	Exercise of Option.

(a)

Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Option Agreement. In the event of Participant’s death, Disability, termination for Cause or other cessation of Service, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Option Agreement. This Option may not be exercised for a fraction of a Share.

(b)

Method of Exercise. This Option is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Tax-Related Items (as defined in Section 8 below). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and payment of any Tax-Related Items. No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares will be  considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

(c)

Exercise by Another. If another person wants to exercise this Option after it has been transferred to him or her in compliance with this Agreement, that person must prove to the Company’s satisfaction that he or she is entitled to exercise this Option.  That person must also complete

(a)

the proper Exercise Notice form (as described above) and pay the Exercise Price (as described below) and any applicable tax withholding due upon exercise of the Option (as described below).

5.Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a)	Participant’s personal check (or readily available funds), wire transfer, or a cashier’s check;

(b)

certificates for shares of Company stock that Participant owns, along with any forms needed to effect a transfer of those shares to the Company; the value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, Participant may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to Participant. However, Participant may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price of Participant’s Option if Participant’s action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes;

(c)

cashless exercise through irrevocable directions to a securities broker approved by the Company to sell all or part of the Shares covered by this Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to Participant. The directions must be given by signing a special notice of exercise form provided by the Company; or

(d)	other method authorized by the Company.

6.Non-Transferability of Option. This Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by Participant or unless otherwise permitted by the Committee on a case-by-case basis. The terms of the Plan and this Option Agreement will be binding upon the executors, administrators, heirs, successors and assigns of Participant.

7.Term of Option. This Option will in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 5.3 of the Plan applies).

8.	Tax Consequences.

(a)

Exercising the Option. Participant acknowledges that, regardless of any action taken by the Company or a Parent or Subsidiary or Affiliate employing or retaining Participant (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and  may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including,  but not limited to, the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Participant’s liability  for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more

(a)

than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i)	withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or

(ii)

withholding from proceeds of the sale of Shares acquired at exercise of this Option either through a voluntary sale or through a mandatory sale  arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent; or

(iii)	withholding in Shares to be issued upon exercise of the Option, provided the Company only withholds from the amount of Shares necessary to satisfy the applicable statutory withholding amount;

(iv)	Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or

(v)	any other arrangement approved by the Committee;

all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(v) above, and the Committee shall establish the method prior to the Tax-Related Items withholding event.

Depending on the withholding method, the Company may withhold or account for Tax- Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over- withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full member of Shares issued upon exercise of the Options; notwithstanding that a member of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the Tax-Related Items withholding.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax- Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

(b)

Notice of Disqualifying Disposition of ISO Shares. For U.S. taxpayers, if Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, Participant will immediately notify the Company in writing of such disposition.  Participant agrees that he or she may be

(a)

subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to Participant.

9.Nature of Grant. By accepting the Option, Participant acknowledges, understands and agrees that:

(a)	the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)

the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c)	all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

(d)

the Option grant and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any Parent or Subsidiary or Affiliate;

(e)	Participant is voluntarily participating in the Plan;

(f)	the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(g)

the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h)	the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(i)	if the underlying Shares do not increase in value, the Option will have no value;

(j)	if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(k)

no claim or entitlement to compensation or damages will arise from forfeiture of the Option resulting from Participant ceasing to provide employment or other services to the Company or the Employer (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or Affiliate or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary or Affiliate and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue  such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(l)

unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(a)

(m)	the following provisions apply only if Participant is providing services outside the United States:

(i)	the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

(ii)

Participant acknowledges and agrees that neither the Company, the Employer nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

10.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

11.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary or Affiliate of for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to the stock plan service provider as may be designated by the Company from time to time or its affiliates or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than  Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, the stock plan service provider as may be designated by the Company from time to time, and its affiliates, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan.  Participant understands that Data will be held only as long as  is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he  or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant options or other equity awards or administer or maintain such awards. Therefore, Participant  understands  that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12.Language. If Participant has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.Appendix. Notwithstanding any provisions in this Option Agreement, the Option grant will be subject to any special terms and conditions set forth in any appendix to this Option Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Option Agreement.

14.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

15.Acknowledgement. The Company and Participant agree that the Option is granted under and governed by the Notice, this Option Agreement and by the provisions of the Plan (incorporated herein by reference).   Participant:   (a) acknowledges receipt of a copy of the Plan and the Plan prospectus,

(b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

16.Entire Agreement; Enforcement of Rights. This Option Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Option Agreement, nor any waiver of any rights under this Option Agreement, will be effective unless in writing and signed by the parties to this Option Agreement. The failure by either party to enforce any rights under this Option Agreement will not be construed as a waiver of any rights of such party.

17.Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and local laws and regulations and with all applicable requirements of  any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no  obligation to register or qualify the Common Stock with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Option Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Option Agreement shall be endorsed with appropriate legends, if any, determined by the Company.

18.Severability. If one or more provisions of this Option Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot  reach  a  mutually  agreeable  and  enforceable  replacement  for  such  provision,  then   (a) such

1.

provision will be excluded from this Option Agreement, (b) the balance of this Option Agreement will be interpreted as if such provision were so excluded and (c) the balance of this Option Agreement will be enforceable in accordance with its terms.

19.Governing Law and Venue. This Option Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Any and all disputes relating to, concerning or arising from this Option Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Option Agreement, will be brought and heard exclusively in the United States District Court for the District of Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

20.No Rights as Employee, Director or Consultant. Nothing in this Option Agreement will affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary or Affiliate, to terminate Participant’s service, for any reason, with or without Cause.

21.Consent to Electronic Delivery of all Plan Documents and Disclosures. By Participant’s signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and this Option Agreement. Participant has reviewed the Plan, the Notice and this  Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice, and fully understands all provisions of the Plan, the Notice and this Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Option Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice.  By acceptance of this Option, Participant agrees to participate in the Plan  through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Option Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the  Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option and current or future participation in the Plan. Electronic delivery may include the delivery of a link to the Company intranet  or the internet site of a third party involved in administering the Plan, the delivery of the document via e- mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery if local laws prohibit such consent.

1.

22.Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to acquire or sell the Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to Participant’s personal advisor on this matter.

23.Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the Option shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s Option (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s Option.

BY ACCEPTING THIS OPTION, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THIS PLAN.

APPENDIX

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN STOCK OPTION AWARD AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Option granted to Participant under the Plan if Participant resides and/or works in one of the countries below. This Appendix forms  part of the Option Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Option Agreement or the Plan, as applicable.

If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Notifications

This Appendix also includes information relating to exchange control and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of February 2017, if applicable. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant exercises the Option or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to Participant’s particular situation,  and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.

UNITED STATES

There are no country-specific provisions.

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN UK SUB-PLAN

NOTICE OF STOCK OPTION GRANT

Unless otherwise defined herein, the terms defined in the KalVista Pharmaceuticals, Inc. (the “Company”) 2017 Equity Incentive Plan (the “Plan”) and the UK Sub-Plan to the Plan (the “UK Sub-Plan”) will have the same meanings in this Notice of Stock Option Grant and the electronic representation of this Notice of Stock Option Grant established and maintained by the Company or a third party designated by the Company (this “Notice”).

Name: Address:

You (the “Participant”) have been granted an option to purchase shares of Common Stock of the Company under the UK Sub-Plan subject to the terms and conditions of the Plan and the UK Sub-Plan, this Notice and the Stock Option Award Agreement (the “Option Agreement”).

Grant Number: Date of Grant:

Vesting Commencement Date: Exercise Price per Share: Total Number of Shares:

Type of Option: Non-Qualified Stock Option

Expiration Date:

, 20    ; This Option expires earlier if Participant’s Service terminates earlier, as described in the Option Agreement.

Vesting Schedule:[Insert applicable vesting schedule]

By accepting (whether in writing, electronically or otherwise) the Option, Participant acknowledges and agrees to the following:

Participant acknowledges that the vesting of the Options pursuant to this Notice is earned only by continuing Service as an Employee or Director. Furthermore, the period during which Participant may exercise the Option after such termination of Service will commence on the date Participant ceases to actively provide Service and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement.

Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s service status changes between full- and part-time status in accordance with Company policies relating to work schedules and vesting of awards. Participant also understands that this Notice is subject to the terms and conditions of the Option Agreement, the Plan and the UK Sub-Plan, all of which are incorporated herein by reference.

Participant has read the Option Agreement, the Plan and the UK Sub-Plan. By accepting this Option, Participant consents to electronic delivery as set forth in the Option Agreement.

PARTICIPANTKALVISTA PHARMACEUTICALS, INC.

Signature:	By:
Print Name:	Its:

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN UK SUB-PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined in this Stock Option Award Agreement (this “Option Agreement”), any capitalized terms used herein will have the meaning ascribed to them in the KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”) and the UK Sub-Plan to the Plan (the “UK Sub-Plan”).

Participant has been granted an option to purchase Shares (the “Option”) of KalVista Pharmaceuticals, Inc. (the “Company”), subject to the terms and conditions of the Plan and the UK Sub- Plan (referred for the purposes of this Option Agreement together as the “Plan”) the Notice of Stock Option Grant (the “Notice”) and this Option Agreement.

1.Vesting Rights. Subject to the applicable provisions of the Plan and this Option Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice. Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full and part-time status and/or in the event Participant is on an approved leave of absence in accordance with Company policies relating to work schedules and vesting of awards or as determined by the Committee. Participant acknowledges that the vesting of the Shares pursuant to this Notice and Agreement is earned only by continued Service.

2.Grant of Option. Participant has been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share in U.S. Dollars set forth in the Notice (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

3.	Termination Period.

(a)

General Rule. If Participant’s Service terminates for any reason except death or Disability, and other than for Cause, then this Option will expire at the close of business at Company headquarters on the date three (3) months after Participant’s Termination Date (or such shorter time period not less than thirty (30) days or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO). If Participant’s Service is terminated for Cause, this Option will expire upon the date of such termination. The Company determines when Participant’s Service terminates for all purposes under this Option Agreement.

(b)

Death; Disability. If Participant dies before Participant’s Service terminates (or Participant dies within three months of Participant’s termination of Service other than for Cause (as defined in the Plan)), then this Option will expire at the close of business at Company headquarters on the date 12 months after the date of death (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee, subject to the expiration details in Section 6). If Participant’s Service terminates because of Participant’s Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after Participant’s Termination Date (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee, subject to the expiration details in Section 6).

(c)

No Notice. Participant is responsible for keeping track of these exercise periods following Participant’s termination of Service for any reason. The Company will not provide further notice of such periods. In no event shall this Option be exercised later than the Expiration Date set forth in the Notice.

(a)

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(d)

Termination. For purposes of this Option, Participant’s Service will be considered terminated as of the date Participant is no longer providing Services to the Company, its Parent or one of its Subsidiaries or Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) (the “Termination Date”). The Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of Participant’s Option (including whether Participant may still be considered to be providing services while on an approved leave of absence). Unless otherwise provided in this Option Agreement or determined by the Company, Participant’s right to vest in this Option under the Plan, if any, will terminate as of the Termination Date and will not be extended by any notice period (e.g., Participant’s period of services would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any). Following the Termination Date, Participant may exercise the Option only as set forth in the Notice and this Section, provided that the period (if any) during which Participant may exercise the Option after the Termination Date, if any, will commence on the date Participant ceases to provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement, if any. If Participant does not exercise this Option within the termination period set forth in the Notice or the termination periods set forth above, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

4.	Exercise of Option.

(a)

Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Option Agreement. In the event of Participant’s death, Disability, termination for Cause or other cessation of Service, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Option Agreement. This Option may not be exercised for a fraction of a Share.

(b)

Method of Exercise. This Option is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Tax-Related Items (as defined in Section 8 below). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and payment of any Tax-Related Items. No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares will be  considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

(c)

Exercise by Another. If another person wants to exercise this Option after it has been transferred to him or her in compliance with this Agreement, that person must prove to the Company’s satisfaction that he or she is entitled to exercise this Option. That person must also complete the proper Exercise Notice form (as described above) and pay the Exercise Price (as described below) and any applicable tax withholding due upon exercise of the Option (as described below).

(a)

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5.Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a)	Participant’s personal check (or readily available funds), wire transfer, or a cashier’s check;

(b)	other method authorized by the Company.

6.Non-Transferability of Option. This Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of other than on death to Participant’s personal representative and may be exercised during the lifetime of Participant only by Participant.

7.Term of Option. This Option will in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant.

8.	Tax Consequences.

(a)

Exercising the Option. Participant acknowledges that, regardless of any action taken by the Company or a Parent or Subsidiary or Affiliate employing or retaining Participant (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i)	withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or

(ii)

withholding from proceeds of the sale of Shares acquired at exercise of this Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent; or

(iii)	withholding in Shares to be issued upon exercise of the Option, provided the Company only withholds from the amount of Shares necessary to satisfy the applicable statutory withholding amount;
(i)

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(iv)	Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or

(v)	any other arrangement approved by the Committee;

all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(v) above, and the Committee shall establish the method prior to the Tax- Related Items withholding event.

Depending on the withholding method, the Company may withhold or account for Tax- Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over- withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full member of Shares issued upon exercise of the Options; notwithstanding that a member of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the Tax-Related Items withholding.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax- Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

(b)	UK Tax Liabilities. As a condition of the exercise of the Option, Participant unconditionally and irrevocably agrees:

(i)

to place the Company in funds and indemnify the Company in respect of (1) all liability to UK income tax which the Company is liable to account for on Participant’s behalf directly to HM Revenue & Customs; (2) all liability to national insurance contributions which the Company is liable to account for on Participant’s behalf to HM Revenue & Customs (including secondary class 1 (employer’s) national insurance contributions for which Participant is liable); and (3) to the extent legally permitted, all liability to national insurance contributions for which the Company is liable, which in all cases arise as a consequence of or in connection with the vesting or exercise of the Option, Participant entering into of any tax election as detailed below or Participant’s ownership of Shares by virtue of such exercise including, without limitation, in respect of any liability arising under or in connection with Part 7 or Part 7A of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) (the “UK Tax Liability”); or

(ii)

to permit the Company to sell at the best price which it can reasonably obtain such number of Shares allocated or allotted to Participant following exercise as will provide the Company with an amount equal to the UK Tax Liability; and to permit the Company to withhold an amount not exceeding the UK Tax Liability from any payment made to Participant (including, but not limited to, salary); and

(iii)	if so required by the Company, and to the extent permitted by law, to enter into a joint election or other arrangements under which the liability for all or
(i)

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part of employer’s national insurance contributions liability is transferred to Participant; and

(iv)	if so required by the Company, to enter into a joint election within Section 431 of ITEPA in respect of computing any tax charge on the acquisition of Restricted Securities; and

(v)

to sign, promptly, all documents, required by the Company to effect the terms of this provision, and references in this provision to “the Company” shall, if applicable, be construed as also referring to any Affiliate.

9.Nature of Grant. By accepting the Option, Participant acknowledges, understands and agrees that:

(a)	the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)

the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c)	all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

(d)

the Option grant and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any Parent or Subsidiary or Affiliate;

(e)	Participant is voluntarily participating in the Plan;

(f)	the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(g)

the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h)	the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(i)	if the underlying Shares do not increase in value, the Option will have no value;

(j)	if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(k)

no claim or entitlement to compensation or damages will arise from forfeiture of the Option resulting from Participant ceasing to provide employment or other services to the Company or the Employer (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or Affiliate or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary or Affiliate and the Employer from any such claim; if,

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notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(l)

unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(m)	the following provisions apply only if Participant is providing services outside the

United States:

(i)	the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

(ii)

Participant acknowledges and agrees that neither the Company, the Employer nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

(n)

Participant hereby waives all and any rights to compensation or damages in consequence of Participant’s termination of employment for any reason whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from Participant ceasing to have rights under or being entitled to exercise the Option as a result of such termination, or from the loss or diminuition in value of such rights or entitlements.

10.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

11.Data Privacy. Participant understands that the Company and the Employer may hold certain personal information about Participant including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (the “Personal Data”). Certain Personal Data may also constitute “Sensitive Personal Data” or similar classification under applicable local law and be subject to additional restrictions on collection, processing and use of the same under such laws. The Company and the Employer may collect, hold, and process any such Personal Data for the purpose of performing this Option Agreement and such collection, holding and processing is necessary for such performance. The Company and the Employer may retain such Personal Data for as long as necessary to perform this Option Agreement. The Company and the Employer may transfer any such Personal Data outside the country in which Participant is employed or retained, including the United States which does not provide for an adequate level of data protection based on an EU Commission decision. As an appropriate safeguard for such Personal Data, and also as the legal basis for such transfer, the Company will collect and process the information in accordance with the privacy notice provided to Participant. The legal persons with whom such Personal Data may be shared are the Company and any broker company providing services to the Company in connection with the administration of the Plan. Participant has the right, in certain circumstances, to access, correct, restrict the processing of, erase and port his Personal Data and also to object to the processing of his Personal Data and/or automated decision-making using his Personal Data.  Participant also has the right to complain   to

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his local data protection supervisory authority. For details as to how Participant can exercise his rights please contact the Company representative identified on the Grant Notice.

12.Language. If Participant has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

14.Acknowledgement. The Company and Participant agree that the Option is granted under and governed by the Notice, this Option Agreement and by the provisions of the Plan (incorporated herein by reference).   Participant:   (a) acknowledges receipt of a copy of the Plan and the Plan prospectus,

(b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

15.Entire Agreement; Enforcement of Rights. This Option Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Option Agreement, nor any waiver of any rights under this Option Agreement, will be effective unless in writing and signed by the parties to this Option Agreement. The failure by either party to enforce any rights under this Option Agreement will not be construed as a waiver of any rights of such party.

16.Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and local laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Common Stock with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Option Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Option Agreement shall be endorsed with appropriate legends, if any, determined by the Company.

17.Severability. If one or more provisions of this Option Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision will be excluded from this Option Agreement, (b) the balance of this Option Agreement will be interpreted as if such provision were so excluded and (c) the balance of this Option Agreement will be enforceable in accordance with its terms.

18.Governing Law and Venue. This Option Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Any and all disputes relating to, concerning or arising from this Option Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Option Agreement, will be brought and heard exclusively in the United States District Court for the District of New

8

Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

19.No Rights as Employee or Director. Nothing in this Option Agreement will affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary or Affiliate, to terminate Participant’s service, for any reason, with or without Cause.

20.Consent to Electronic Delivery of all Plan Documents and Disclosures. By Participant’s signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and this Option Agreement. Participant has reviewed the Plan, the Notice and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice, and fully understands all provisions of the Plan, the Notice and this Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Option Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice. By acceptance of this Option, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Option Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option and current or future participation in the Plan.  Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery if local laws prohibit such consent.

21.Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to acquire or sell the Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to Participant’s personal advisor on this matter.

22.Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the Option shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant.  In addition to any other remedies available

22.

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under such policy, applicable law may require the cancellation of Participant’s Option (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s Option.

BY ACCEPTING THIS OPTION, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THIS PLAN (INCLUDING THE UK SUB- PLAN).

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